SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

    Eaton Vance Investment Trust               Eaton Vance Municipals Trust

                         Eaton Vance Municipals Trust II

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
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
                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                         EATON VANCE MUNICIPALS TRUST II
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                                               December 30, 2003


Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of certain series (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II, on Friday, February 20, 2004, to consider one Proposal. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to approve a change in the Funds' diversification status from diversified to nondiversified.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Funds avoid the expense of additional mailings.

If you would like additional information concerning the Proposal, please call one of our service representatives at 1-800-262-1122. Your participation in this vote is extremely important.


                                           Sincerely,


                                           /s/ James B. Hawkes
                                           James B. Hawkes
                                           President and Chief Executive Officer
                                           Eaton Vance Management

        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                         EATON VANCE MUNICIPALS TRUST II
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                    Notice of Special Meeting of Shareholders
                          To Be Held February 20, 2004

A Special Meeting of Shareholders of the series listed on the following page (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II (each a "Trust") will be held at the principal office of each Trust, The Eaton Vance Building, 255 State Street, Boston, MA 02109, on Friday, February 20, 2004, at 2:30 P.M. (Eastern Standard
Time).

The meeting is being held for the following purposes:

 1. To consider and act upon a proposal to change each Fund's diversification status from diversified to nondiversified.

 2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

The proposal to change each Fund's diversification status is discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Trust. The Board of Trustees of each Trust has fixed the close of business on December 22, 2003 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                        By Order of the Board of Trustees


                                        /s/ Alan R. Dynner
                                        Alan R. Dynner
                                        Secretary

December 30, 2003
Boston, Massachusetts

                                    IMPORTANT
Shareholders can help the Board of Trustees avoid the necessity and additional expense to each Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

               Special Meeting of Shareholders - February 20, 2004

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                         EATON VANCE MUNICIPALS TRUST II

Trust Name                          Fund Name                                       Corresponding Portfolio
----------                          ---------                                       -----------------------
Eaton Vance Investment Trust        Eaton Vance California Limited Maturity         California Limited Maturity Municipals
                                       Municipals Fund                                 Portfolio
                                    Eaton Vance Florida Limited Maturity            Florida Limited Maturity Municipals
                                       Municipals Fund                                 Portfolio
                                    Eaton Vance Massachusetts Limited               Massachusetts Limited Maturity
                                       Maturity Municipals Fund                        Municipals Portfolio
                                    Eaton Vance New Jersey Limited Maturity         New Jersey Limited Maturity
                                       Municipals Fund                                 Municipals Portfolio
                                    Eaton Vance New York Limited Maturity           New York Limited Maturity Municipals
                                       Municipals Fund                                 Portfolio
                                    Eaton Vance Ohio Limited Maturity               Ohio Limited Maturity Municipals
                                       Municipals Fund                                 Portfolio
                                    Eaton Vance Pennsylvania Limited Maturity       Pennsylvania Limited Maturity
                                       Municipals Fund                                 Municipals Portfolio

Eaton Vance Municipals Trust        Eaton Vance Alabama Municipals Fund             Alabama Municipals Portfolio
                                    Eaton Vance Arizona Municipals Fund             Arizona Municipals Portfolio
                                    Eaton Vance Arkansas Municipals Fund            Arkansas Municipals Portfolio
                                    Eaton Vance California Municipals Fund          California Municipals Portfolio
                                    Eaton Vance Colorado Municipals Fund            Colorado Municipals Portfolio
                                    Eaton Vance Connecticut Municipals Fund         Connecticut Municipals Portfolio
                                    Eaton Vance Florida Municipals Fund             Florida Municipals Portfolio
                                    Eaton Vance Georgia Municipals Fund             Georgia Municipals Portfolio
                                    Eaton Vance Kentucky Municipals Fund            Kentucky Municipals Portfolio
                                    Eaton Vance Louisiana Municipals Fund           Louisiana Municipals Portfolio
                                    Eaton Vance Maryland Municipals Fund            Maryland Municipals Portfolio
                                    Eaton Vance Massachusetts Municipals Fund       Massachusetts Municipals Portfolio
                                    Eaton Vance Michigan Municipals Fund            Michigan Municipals Portfolio
                                    Eaton Vance Minnesota Municipals Fund           Minnesota Municipals Portfolio
                                    Eaton Vance Mississippi Municipals Fund         Mississippi Municipals Portfolio
                                    Eaton Vance Missouri Municipals Fund            Missouri Municipals Portfolio
                                    Eaton Vance New Jersey Municipals Fund          New Jersey Municipals Portfolio
                                    Eaton Vance New York Municipals Fund            New York Municipals Portfolio
                                    Eaton Vance North Carolina Municipals Fund      North Carolina Municipals Portfolio
                                    Eaton Vance Ohio Municipals Fund                Ohio Municipals Portfolio
                                    Eaton Vance Oregon Municipals Fund              Oregon Municipals Portfolio
                                    Eaton Vance Pennsylvania Municipals Fund        Pennsylvania Municipals Portfolio
                                    Eaton Vance Rhode Island Municipals Fund        Rhode Island Municipals Portfolio
                                    Eaton Vance South Carolina Municipals Fund      South Carolina Municipals Portfolio
                                    Eaton Vance Tennessee Municipals Fund           Tennessee Municipals Portfolio
                                    Eaton Vance Virginia Municipals Fund            Virginia Municipals Portfolio
                                    Eaton Vance West Virginia Municipals Fund       West Virginia Municipals Portfolio

Eaton Vance Municipals Trust II     Eaton Vance Florida Insured Municipals Fund     Florida Insured Municipals Portfolio
                                    Eaton Vance Hawaii Municipals Fund              Hawaii Municipals Portfolio
                                    Eaton Vance Kansas Municipals Fund              Kansas Municipals Portfolio

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                         EATON VANCE MUNICIPALS TRUST II
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the series listed on the previous page (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II (each a "Trust") to be held February 20, 2004 at The Eaton Vance Building, 255 State Street, Boston, MA 02109, for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about December 30, 2003. Each Fund is in a master-feeder structure and invests its assets in a corresponding portfolio (each a "Portfolio"). The list on the previous page contains all of the Funds and their corresponding Portfolios. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on December 22, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of December 1, 2003 is set forth in Exhibit A.

The persons who held of record more than 5% of the outstanding shares of each class of a Fund as of December 1, 2003 are set forth in Exhibit B. To the knowledge of each Trust no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of a Fund. The Trustees and executive officers of each Fund as a group own beneficially less than 1% of the outstanding shares of such Fund. Shareholders of all classes of shares of a Fund will vote jointly on all items.

The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Each Fund will furnish without charge a copy of the Fund's most recent Annual Report and its Semi-Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109,
Attn: Proxy Coordinator, or call 1-800-262-1122.

                  PROPOSAL 1. CHANGE IN DIVERSIFICATION STATUS

Currently, each Fund is a "diversified" fund under the 1940 Act. As a diversified fund, each Fund may not (with respect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. The purpose of this Proposal is to change each Fund's diversification status under the 1940 Act from diversified to "nondiversified". As a nondiversified fund under the 1940 Act, each Fund would be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended, which impose the foregoing 5% and 10% limitations with respect to only 50% of assets (provided that not more than 25% of assets is invested in any single issuer). Each Fund's compliance with this investment policy is determined immediately after and as a result of an acquisition by the Fund of an investment.

Changing a Fund's status would provide flexibility to invest a greater percentage of assets in a single issuer. This flexibility is particularly important to the Funds because, under normal market conditions, each Fund invests at least 65% of its total assets in municipal obligations issued by a particular state and its political subdivisions, agencies, authorities and instrumentalities. In each state there may be a limited number of issuers of such obligations which may make it difficult for a Fund to remain both fully invested in obligations that the investment manager believes have the most desirable investment characteristics and in compliance with the diversification requirements. As a nondiversified fund, a Fund may invest a larger portion of its assets in the securities of a limited number of issuers than may a diversified fund. This makes a Fund more susceptible to any adverse economic or political occurrence affecting one or more of those issuers.

Changes to a Portfolio's Diversification Status

Each Fund's corresponding Portfolio is also proposing to change its diversification status from diversified to nondiversified. When voting on such a parallel proposal to change the diversification status of the Portfolio, each Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal. If a sufficient number of votes in favor of changing a Portfolio's diversification status are received from the investors in the Portfolio, the status will be changed.

Vote Required to Approve Proposal 1

Approval of this Proposal for a Fund requires the affirmative vote of a majority of the outstanding voting securities of such Fund which term as used in this Proxy Statements means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status.

The Trustees recommend that the shareholders of each Fund vote in favor of a change in the Fund's diversification status from diversified to nondiversified.

                       NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION

Investment Adviser, Administrator and Underwriter

Boston Management and Research ("BMR") serves as investment adviser to each Portfolio, as well as to many of the other funds in the Eaton Vance Group of Funds. In addition, Eaton Vance Management ("Eaton Vance") serves as administrator to each Fund. Eaton Vance Distributors, Inc. ("EVD") acts as the principal underwriter for each Fund and as placement agent for each Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust's Board of Trustees will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by a Fund's transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. Each Trust has retained D.F. King & Co., Inc. of New York, NY ("DF King") to assist in the solicitation of proxies, for which each Fund will pay an estimated fee of approximately $3,250 to $7,500 plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Trust's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms or by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne pro rata by each Fund based on the number of that Fund's shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $160,000 to $320,000. As mentioned, such costs will be borne ratably by all of the Funds.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. Each Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy card, by a Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals.

If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of a Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of a Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by each Fund as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary of the relevant Trust, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. A Fund does not conduct annual meetings.


December 30, 2003

                                                                       EXHIBIT A

The outstanding shares of beneficial interest of each Fund may consist of Class A, Class B, Class C or Class I shares as indicated below.

                                                                                           No. of Shares Outstanding on
                                  Fund Name and Class                                            December 1, 2003
                                  -------------------                                      ----------------------------
Eaton Vance Investment Trust
Eaton Vance California Limited Maturity Municipals Fund  (Class A, B and C)                        34,863,205
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Florida Limited Maturity Municipals Fund  (Class A, B and C)                           65,381,233
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Massachusetts Limited Maturity Municipals Fund  (Class A, B and C)                     79,745,817
------------------------------------------------------------------------------------------------------------------------
Eaton Vance New Jersey Limited Maturity Municipals Fund  (Class A and B)                           54,524,958
------------------------------------------------------------------------------------------------------------------------
Eaton Vance New York Limited Maturity Municipals Fund  (Class A, B and C)                         111,443,422
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Ohio Limited Maturity Municipals Fund  (Class A and B)                                 24,719,262
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Pennsylvania Limited Maturity Municipals Fund  (Class A, B and C)                      65,234,784
------------------------------------------------------------------------------------------------------------------------

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund  (Class A and B)                                               67,574,545
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Arizona Municipals Fund  (Class A and B)                                               65,579,513
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Arkansas Municipals Fund  (Class A and B)                                              42,801,624
------------------------------------------------------------------------------------------------------------------------
Eaton Vance California Municipals Fund  (Class A, B and C)                                        241,018,006
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Colorado Municipals Fund  (Class A and B)                                              38,199,817
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Connecticut Municipals Fund  (Class A and B)                                          157,069,065
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Florida Municipals Fund  (Class A and B)                                              249,695,637
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Georgia Municipals Fund  (Class A and B)                                               57,559,211
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Kentucky Municipals Fund  (Class A and B)                                              76,006,061
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Louisiana Municipals Fund  (Class A and B)                                             33,181,001
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Maryland Municipals Fund  (Class A and B)                                              75,714,482
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Massachusetts Municipals Fund  (Class A, B and I)                                     199,113,136
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Michigan Municipals Fund  (Class A and B)                                              72,323,943
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Minnesota Municipals Fund  (Class A and B)                                             47,466,924
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Mississippi Municipals Fund  (Class A and B)                                           18,968,024
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Missouri Municipals Fund  (Class A and B)                                              54,219,603
------------------------------------------------------------------------------------------------------------------------
Eaton Vance New Jersey Municipals Fund  (Class A and B)                                           249,346,912
------------------------------------------------------------------------------------------------------------------------
Eaton Vance New York Municipals Fund  (Class A, B and C)                                          314,666,205
------------------------------------------------------------------------------------------------------------------------
Eaton Vance North Carolina Municipals Fund  (Class A and B)                                        97,072,129
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Ohio Municipals Fund  (Class A and B)                                                 191,025,119
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Oregon Municipals Fund  (Class A and B)                                                83,039,765
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Pennsylvania Municipals Fund  (Class A and B)                                         231,861,868
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Rhode Island Municipals Fund  (Class A and B)                                          63,505,975
------------------------------------------------------------------------------------------------------------------------
Eaton Vance South Carolina Municipals Fund  (Class A and B)                                        50,988,352
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tennessee Municipals Fund  (Class A and B)                                             48,011,385
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Virginia Municipals Fund  (Class A and B)                                             115,331,152
------------------------------------------------------------------------------------------------------------------------
Eaton Vance West Virginia Municipals Fund  (Class A and B)                                         29,268,809
------------------------------------------------------------------------------------------------------------------------

Eaton Vance Municipals Trust II
Eaton Vance Florida Insured Municipals Fund  (Class A and B)                                       38,026,800
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Hawaii Municipals Fund  (Class A and B)                                                18,653,542
------------------------------------------------------------------------------------------------------------------------
Eaton Vance Kansas Municipals Fund  (Class A and B)                                                23,802,082
------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

As of December 1, 2003, the following record owner(s) of the specified Fund and class held the share percentages indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund Trustee or officer, as the case may be, is noted.

                                                                                             Amount of Securities and
                                                                              Address                % Owned
                                                                              -------        ------------------------
Eaton Vance Investment Trust
   Eaton Vance California Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          713,458     23.2%
       Wells Fargo Investments LLC                                       Minneapolis, MN           306,874     10.0%
       Citigroup Global Markets, Inc.                                    New York, NY              222,701      7.2%
       Wells Fargo Investments LLC                                       Minneapolis, MN           193,540      6.3%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          248,494     42.2%
       Morgan Stanley                                                    Jersey City, NJ            55,873      9.5%
       Pershing LLC                                                      Jersey City, NJ            41,247      7.0%
   Class C Shares
       None
   Eaton Vance Florida Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          598,762     14.5%
       Citigroup Global Markets, Inc.                                    New York, NY              383,784      9.3%
       UBS Financial Services, Inc., Albert Cohen Family                 Miami, FL                 208,546      5.0%
           Limited Partnership
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          258,132     31.2%
       Citigroup Global Markets, Inc.                                    New York, NY               76,997      9.3%
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          992,642     54.9%
       Citigroup Global Markets, Inc.                                    New York, NY               94,321      5.2%
   Eaton Vance Massachusetts Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          632,322     14.1%
       Citigroup Global Markets, Inc.                                    New York, NY              378,574      8.5%
       US Clearing Corp                                                  New York, NY              313,837      7.0%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          136,041     13.6%
       Morgan Stanley                                                    Jersey City, NJ           102,118     10.2%
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          300,406     11.2%
       Morgan Stanley                                                    Jersey City, NJ           199,098      7.4%
       US Clearing Corp                                                  New York, NY              173,024      6.5%

                                      B-1

                                                                                             Amount of Securities and
                                                                              Address                % Owned
                                                                              -------        ------------------------
   Eaton Vance New Jersey Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          573,394     13.4%
       Citigroup Global Markets, Inc.                                    New York, NY              469,100     10.9%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          295,866     31.1%
   Eaton Vance New York Limited Maturity Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                    New York, NY              861,845     14.5%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          692,545     11.6%
       Morgan Stanley                                                    Jersey City, NJ           445,881      7.5%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          362,903     25.0%
       Citigroup Global Markets, Inc.                                    New York, NY              144,986     10.0%
       Morgan Stanley                                                    Jersey City, NJ           130,317      9.0%
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        1,346,116     33.1%
       Citigroup Global Markets, Inc.                                    New York, NY              219,095      5.4%
   Eaton Vance Ohio Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          463,471     23.3%
       McDonald Investments, Inc.                                        Cleveland, OH             224,387     11.3%
       Citigroup Global Markets, Inc.                                    New York, NY              149,920      7.5%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           90,851     35.6%
       Pershing LLC                                                      Jersey City, NJ            52,082     20.4%
       McDonald Investments Inc.                                         Brooklyn, OH               25,942     10.2%
   Eaton Vance Pennsylvania Limited Maturity Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          468,762     14.0%
       Citigroup Global Markets, Inc.                                    New York, NY              403,227     12.0%
       Pershing LLC                                                      Jersey City, NJ           207,267      6.2%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          184,482     18.3%
       Morgan Stanley                                                    Jersey City, NJ            71,469      7.1%
       Citigroup Global Markets, Inc.                                    New York, NY               67,086      6.7%
   Class C Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          837,062     40.3%
       UBS Financial Services, Inc., Raimond Family                      Miami, FL                 110,829      5.3%
          Limited Partnership
Eaton Vance Municipals Trust
   Eaton Vance Alabama Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          110,324     11.0%
       NFSC FEBO Thomas A. Sharp, Jr., Patricia F. Sharp                 Decatur, AL               104,906     10.4%
       A.G. Edwards & Sons, Inc. FBO Peggy B. Kelly TTEE,                St. Louis, MO             103,329     10.3%
          Sean A. Kelley Trust
       Morgan Stanley                                                    Jersey City, NJ            50,376      5.0%

                                      B-2

                                                                                             Amount of Securities and
                                                                              Address                % Owned
                                                                              -------        ------------------------
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        1,226,135     23.9%
       Morgan Stanley                                                    Jersey City, NJ           444,586      8.7%
       Citigroup Global Markets, Inc.                                    New York, NY              411,852      8.0%
   Eaton Vance Arizona Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          123,544     12.3%
       Morgan Stanley                                                    Jersey City, NJ            80,471      8.0%
       UBS Financial Services, Inc., FBO Sharon G. Weich, Paul M.        Tucson, AZ                 58,116      5.8%
          Weich and Risa Joy Weich, Co-Trustees
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY              995,877     18.2%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          564,719     10.3%
       Morgan Stanley                                                    Jersey City, NJ           538,960      9.8%
   Eaton Vance Arkansas Municipals Fund
   Class A Shares
       Morgan Stanley                                                    Jersey City, NJ           296,534     29.7%
       Morgan Keegan & Company, Inc., FBO Elise Basore                   Bella Vista, AR            99,305      9.9%
          Irrevocable Income
   Class B Shares
       Morgan Stanley                                                    Jersey City, NJ           256,709      8.0%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          166,447      5.2%
       Citigroup Global Markets, Inc.                                    New York, NY              165,323      5.1%
   Eaton Vance California Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          634,993     19.7%
       UBS Financial Services, Inc., FBO Perry Feuer and                 Delmar, CA                374,592     11.6%
          Phyllis D. Feuer, TTEES
       Morgan Stanley                                                    Jersey City, NJ           229,363      7.1%
   Class B Shares
       Morgan Stanley                                                    Jersey City, NJ         3,790,455     18.4%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        2,056,093     10.0%
       Citigroup Global Markets, Inc.                                    New York, NY            1,885,914      9.1%
   Class C Shares
       None
   Eaton Vance Colorado Municipals Fund
   Class A Shares
       Philip J. Sevier and Kathleen A. Reilly, JTWROS                   Denver, CO                174,379     18.3%
       Morgan Stanley                                                    Jersey City, NJ           100,845     10.6%
       Philip J. Sevier and Kathleen A. Reilly, JTWROS                   Denver, CO                 97,889     10.3%
   Class B Shares
       Morgan Stanley                                                    Jersey City, NJ           321,268     12.4%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          200,883      7.8%
       Citigroup Global Markets, Inc.                                    New York, NY              171,069      6.6%
   Eaton Vance Connecticut Municipals Fund
   Class A Shares
       Fiserv Securities, Inc.                                           Philadelphia, PA          343,237     14.4%
       Pershing LLC                                                      Jersey City, NJ           132,225      5.6%

                                      B-3

                                                                                             Amount of Securities and
                                                                              Address                % Owned
                                                                              -------        ------------------------
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        1,597,897     14.2%
       Citigroup Global Markets, Inc.                                    New York, NY              797,029      7.1%
   Eaton Vance Florida Municipals Fund
   Class A Shares
       A.G. Edwards & Son, Inc., FBO Robin Melva Anderson DVM            St. Louis, MO             164,219      6.8%
       Morgan Stanley                                                    Jersey City, NJ           159,059      6.5%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          131,824      5.4%
       Citigroup Global Markets, Inc.                                    New York, NY              123,189      5.1%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY            3,118,805     14.5%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        2,725,830     12.7%
       Morgan Stanley                                                    Jersey City, NJ         2,070,175      9.6%
   Eaton Vance Georgia Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           43,153      9.0%
       First Clearing, LLC, Belen Fisseha                                Decatur, GA                30,368      6.3%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          751,993     15.0%
       Citigroup Global Markets, Inc.                                    New York, NY              636,011     12.7%
       Morgan Stanley                                                    Jersey City, NJ           608,829     12.1%
   Eaton Vance Kentucky Municipals Fund
   Class A Shares
       Pershing LLC                                                      Jersey City, NJ            58,987     12.1%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           47,542      9.7%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          776,177     12.5%
       Morgan Stanley                                                    Jersey City, NJ           368,642      5.9%
   Eaton Vance Louisiana Municipals Fund
   Class A Shares
       Pershing LLC                                                      Jersey City, NJ           137,710     22.3%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           59,565      9.6%
       Raymond James & Assoc. Inc., FBO Rhymes RR                        St. Petersburg, FL         33,463      5.4%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          860,442     40.0%
   Eaton Vance Maryland Municipals Fund
   Class A Shares
       Legg Mason Wood Walker, Inc.                                      Baltimore, MD             137,803     16.0%
       NFSC FEBO Susan Chuang                                            Jamesville, NY            112,355     13.1%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           90,125     10.5%
   Class B Shares
       Morgan Stanley                                                    Jersey City, NJ         1,059,625     16.0%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          729,278     11.0%
       Citigroup Global Markets, Inc.                                    New York, NY              663,638     10.0%
   Eaton Vance Massachusetts Municipals Fund
   Class A Shares
       Pershing LLC                                                      Jersey City, NJ         1,201,898     25.4%
       Pershing LLC                                                      Jersey City, NJ           311,298      6.6%

                                      B-4

                                                                                             Amount of Securities and
                                                                              Address                % Owned
                                                                              -------        ------------------------
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY            1,558,003     10.6%
       Morgan Stanley                                                    Jersey City, NJ         1,554,625     10.6%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        1,245,940      8.5%
   Class I Shares
       Mars & Co. c/o Investors Bank & Trust Co.                         Boston, MA                299,308     38.4%
       M. Dozier Gardner                                                 Brookline, MA             129,626     16.6%
       Benjamin A. Rowland Jr.                                           Marblehead, MA             80,385     10.3%
       Fleet National Bank Custodian Loring Wolcott & Coolidge           Rochester, NY              70,893      9.1%
       Edward S. Rowland & B. A. Rowland Jr. TTEES                       Hamilton, MA               51,919      6.7%
          Searles Liquid Asset Trust
   Eaton Vance Michigan Municipals Fund
   Class A Shares
       NFSC FEBO Hani Berro & Mona Berro                                 Dearborn, MI              106,952     19.9%
       James L. Elliott TTEE, James L. Elliott Living Trust dtd 11-23-79 Charlevoix, MI             89,625     16.7%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           54,068     10.1%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY              817,004     13.5%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          754,771     12.5%
   Eaton Vance Minnesota Municipals Fund
   Class A Shares
       Pershing LLC                                                      Jersey City, NJ           195,502     19.8%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY              739,881     18.0%
       Morgan Stanley                                                    Jersey City, NJ           377,426      9.2%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          269,024      6.5%
   Eaton Vance Mississippi Municipals Fund
   Class A Shares
       NFSC FEBO Betty T. Dabney Living TTEE, The Betty T.               Crystal Springs, MS        43,142     15.6%
          Dabney Living TR
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           36,724     13.3%
       Rosalie H. Watson TTEE, Rosalie H. Watson REV Trust               Long Beach, MS             14,713      5.3%
       M. Wayne Bush & Celeste F. Bush, JTWROS                           Schlater, MS               14,386      5.2%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          321,893     21.5%
   Eaton Vance Missouri Municipals Fund
   Class A Shares
       Morgan Stanley                                                    Jersey City, NJ            56,438      7.7%
       Charles P. Duncker TTEE, Charles P. Dunker REV TR                 Saint Louis, MO            55,890      7.6%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY              865,775     19.4%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          346,106      7.8%
       Morgan Stanley                                                    Jersey City, NJ           245,356      5.5%
   Eaton Vance New Jersey Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          271,976      8.6%
       Citigroup Global Markets, Inc.                                    New York, NY              185,278      5.9%

                                      B-5

                                                                                             Amount of Securities and
                                                                              Address                % Owned
                                                                              -------        ------------------------
   Class B Shares
       Morgan Stanley                                                    Jersey City, NJ         3,563,742     16.7%
       Citigroup Global Markets, Inc.                                    New York, NY            2,366,921     11.1%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        1,930,330      9.0%
   Eaton Vance New York Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          436,098     10.8%
       Citigroup Global Markets, Inc.                                    New York, NY              281,899      7.0%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY            4,042,593     15.7%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        1,901,276      7.4%
       Morgan Stanley                                                    Jersey City, NJ         1,509,288      5.9%
   Class C Shares
       Roger K. Brown and Ellen O. Brown, JTWROS                         Clifton Park, NY            1,209      6.2%
       Alphonse J. Valenti & Flora Valenti, JTWROS                       Rochester, NY               3,043     15.7%
       UBS Financial Services Inc. FBO Sheldon Zeilander                 Long Island, NY            15,115     78.1%
   Eaton Vance North Carolina Municipals Fund
   Class A Shares
       Edward D. Jones and Co., FAO Herbert W. Eplee Sr. &               Maryland Heights, MD       79,567      8.1%
          Shirley J. Eplee
       LPL Financial Services                                            San Diego, CA              50,144      5.1%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          710,028      9.3%
       Citigroup Global Markets, Inc.                                    New York, NY              590,126      7.8%
       Morgan Stanley                                                    Jersey City, NJ           499,019      6.6%
   Eaton Vance Ohio Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          207,734     10.6%
       Pershing LLC                                                      Jersey City, NJ           117,778      6.0%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        2,760,682     18.5%
       Citigroup Global Markets, Inc.                                    New York, NY            1,169,991      7.9%
   Eaton Vance Oregon Municipals Fund
   Class A Shares
       C S Vaillen TTEE for the Intervivos TR of C S & R B Vaillen       Portland, OR              114,816     10.8%
       Morgan Stanley                                                    Jersey City, NJ            83,259      7.8%
       A. Erica Gannaway TTEE, A. Erica Gannaway Trust                   Lakeview, OR               62,494      5.9%
   Class B Shares
       Morgan Stanley                                                    Jersey City, NJ           932,860     13.6%
       Citigroup Global Markets, Inc.                                    New York, NY              628,198      9.2%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          536,386      7.8%
   Eaton Vance Pennsylvania Municipals Fund
   Class A Shares
       Pershing LLC                                                      Jersey City, NJ           118,280      6.0%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY            2,195,305     11.1%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL        1,957,783      9.9%
       Morgan Stanley                                                    Jersey City, NJ         1,808,740      9.2%

                                      B-6

                                                                                             Amount of Securities and
                                                                              Address                % Owned
                                                                              -------        ------------------------
   Eaton Vance Rhode Island Municipals Fund
   Class A Shares
       H&R Block Financial Advisors                                      Detroit, MI               168,308     14.3%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          446,036     10.5%
   Eaton Vance South Carolina Municipals Fund
   Class A Shares
       Pershing LLC                                                      Jersey City, NJ           172,223     13.3%
       Morgan Stanley                                                    Jersey City, NJ           121,845      9.4%
       J.J.B. Hilliard, W.L. Lyons, Inc., Chris Brandon                  Louisville, KY            119,614      9.2%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           99,226      7.6%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY              666,258     16.9%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          513,553     13.0%
       Morgan Stanley                                                    Jersey City, NJ           399,059     10.1%
   Eaton Vance Tennessee Municipals Fund
   Class A Shares
       Donna Geckler Solod                                               Knoxville, TN             110,470     11.3%
       Morgan Stanley                                                    Jersey City, NJ            61,510      6.3%
       Fiserv Securities, Inc.                                           Philadelphia, PA           51,593      5.3%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY              346,062      9.6%
       Morgan Stanley                                                    Jersey City, NJ           309,330      8.6%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          264,026      7.3%
   Eaton Vance Virginia Municipals Fund
   Class A Shares
       Betty J. Clowers                                                  Arlington, VA             122,655     11.9%
       NFSC FEBO, Buddy E. Williams                                      Stuart, VA                 93,570      9.0%
       NFSC FEBO, Buddy E. Williams, Suntrust Bank, Virginia             Stuart, VA                 92,592      9.0%
       Legg Mason Wood Walker Inc.                                       Baltimore, MD              89,994      8.7%
   Class B Shares
       Morgan Stanley                                                    Jersey City, NJ         1,330,196     13.5%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          856,180      8.7%
       Citigroup Global Markets, Inc.                                    New York, NY              749,342      7.6%
   Eaton Vance West Virginia Municipals Fund
   Class A Shares
       Citigroup Global Markets, Inc.                                    New York, NY               32,362      8.8%
       Hazlett Burt & Watson, Inc. FBO Marjorie L. Spustack              Ravenswood, WV             31,185      8.5%
       Pershing LLC                                                      Jersey City, NJ            20,620      5.6%
       Pauline Griffin                                                   Williamstown, WV           20,311      5.5%
   Class B Shares
       Citigroup Global Markets, Inc.                                    New York, NY              374,664     16.2%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          252,390     11.0%

Eaton Vance Municipals Trust II
   Eaton Vance Florida Insured Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          318,705     21.2%
       US Clearing Corp.                                                 New York, NY              102,265      6.8%
       James L. Elliott TTE, James L. Elliott Living Trust               Charlevoix, MI             94,472      6.3%

                                      B-7

                                                                                             Amount of Securities and
                                                                              Address                % Owned
                                                                              -------        ------------------------
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          392,737     16.2%
       Morgan Stanley                                                    Jersey City, NJ           369,670     15.3%
       Citigroup Global Markets, Inc.                                    New York, NY              143,177      5.9%
   Eaton Vance Hawaii Municipals Fund
   Class A Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           18,998     15.8%
       Raymond James & Assoc., Inc. FBO Yamane K. TR                     St. Petersburg, FL         15,600     12.9%
       Taeko Iwashita TTEE, Taeko Iwashita Rev Liv TR                    Kealakekua, HI             11,253      9.3%
       Citigroup Global Markets, Inc.                                    New York, NY               11,074      9.2%
       Morgan Stanley                                                    Jersey City, NJ            10,307      8.6%
       Sterne Agee & Leach, Inc.                                         Birmingham, AL             10,041      8.3%
       Wachovia Securities, LLC, FBO Mrs. Shizuko Machida TTE            Hilo, HI                    6,773      5.6%
          Shizuko Machido Rev Liv TR
   Class B Shares
       Morgan Stanley                                                    Jersey City, NJ           279,579     16.1%
       Citigroup Global Markets, Inc.                                    New York, NY              167,160      9.6%
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL          154,581      8.9%
       Wachovia Securities, LLC FBO Mr. Edward T. Strickland             Kaneohe, HI               142,467      8.2%
       Penson Financial Services, Inc.                                   Dallas, TX                 90,367      5.2%
   Eaton Vance Kansas Municipals Fund
   Class A Shares
       Tom George                                                        Wichita, KS               106,314     10.5%
       UBS Financial Services, Inc. FBO Arlen Mitchell                   Valley Center, KS          53,195      5.2%
   Class B Shares
       Merrill Lynch, Pierce, Fenner & Smith, Inc.                       Jacksonville, FL           91,860      8.1%
       Morgan Stanley                                                    Jersey City, NJ            70,150      6.2%

PROXY TABULATOR
P.O. Box 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this    1) Read the Proxy Statement
   card at hand                                  card at hand                              2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com                       on reverse
3) Enter control number shown at left and     3) Enter control number shown at left and    3) Return the card in the postage-paid
   follow the simple instructions                follow the simple instructions               envelope provided
4) Keep this card for your records            4) Keep this card for your records


*** Control Number:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                               February 20, 2004
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 20, 2004 at 2:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                                Dated:__________________

                             PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                     IN THE ACCOMPANYING ENVELOPE.
                              NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                    ____________________________________________________________
                    Signature(s):                              (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                           FOR          AGAINST          ABSTAIN
1.  To change the Fund's diversification status from diversified to nondiversified.        [ ]            [ ]              [ ]

Note Address Change:  _______________________________

                      _______________________________

                      _______________________________


                           PLEASE SIGN ON REVERSE SIDE

     This Exhibit A replaces the Exhibit A included in the Proxy Statement.

                                                                       EXHIBIT A

The outstanding shares of beneficial interest of each Fund may consist of Class A, Class B, Class C or Class I shares as indicated below.

                                  Fund Name and Class                              No. of Shares Outstanding on
                                                                                          December 1, 2003
                                                                                   ----------------------------
EATON VANCE INVESTMENT TRUST

  Eaton Vance California Limited Maturity Municipals Fund  (Class A, B and C)                3,643,148
---------------------------------------------------------------------------------------------------------------
  Eaton Vance Florida Limited Maturity Municipals Fund  (Class A, B and C)                   6,609,609
---------------------------------------------------------------------------------------------------------------
  Eaton Vance Massachusetts Limited Maturity Municipals Fund  (Class A, B and C)             8,117,413
---------------------------------------------------------------------------------------------------------------
  Eaton Vance New Jersey Limited Maturity Municipals Fund  (Class A and B)                   5,121,548
---------------------------------------------------------------------------------------------------------------
  Eaton Vance New York Limited Maturity Municipals Fund  (Class A, B and C)                 11,327,913
---------------------------------------------------------------------------------------------------------------
  Eaton Vance Ohio Limited Maturity Municipals Fund  (Class A and B)                         2,237,129
---------------------------------------------------------------------------------------------------------------
  Eaton Vance Pennsylvania Limited Maturity Municipals Fund  (Class A, B and C)              6,265,083
---------------------------------------------------------------------------------------------------------------

EATON VANCE MUNICIPALS TRUST

  Eaton Vance Alabama Municipals Fund  (Class A and B)                                       5,710,545
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Arizona Municipals Fund  (Class A and B)                                       6,381,483
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Arkansas Municipals Fund  (Class A and B)                                      4,107,887
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance California Municipals Fund  (Class A, B and C)                                23,646,390
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Colorado Municipals Fund  (Class A and B)                                      3,525,952
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Connecticut Municipals Fund  (Class A and B)                                  13,439,393
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Florida Municipals Fund  (Class A and B)                                      23,546,743
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Georgia Municipals Fund  (Class A and B)                                       5,454,311
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Kentucky Municipals Fund  (Class A and B)                                      6,655,420
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Louisiana Municipals Fund  (Class A and B)                                     2,753,892
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Maryland Municipals Fund  (Class A and B)                                      7,385,120
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Massachusetts Municipals Fund  (Class A, B and I)                             18,805,281
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Michigan Municipals Fund  (Class A and B)                                      6,507,241
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Minnesota Municipals Fund  (Class A and B)                                     5,020,094
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Mississippi Municipals Fund  (Class A and B)                                   1,648,041
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Missouri Municipals Fund  (Class A and B)                                      5,136,022
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance New Jersey Municipals Fund  (Class A and B)                                   24,232,496
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance New York Municipals Fund  (Class A, B and C)                                  29,478,323
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance North Carolina Municipals Fund  (Class A and B)                                8,471,322
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Ohio Municipals Fund  (Class A and B)                                         16,663,784
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Oregon Municipals Fund  (Class A and B)                                        7,856,100
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Pennsylvania Municipals Fund  (Class A and B)                                 21,416,071
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Rhode Island Municipals Fund  (Class A and B)                                  5,325,257
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance South Carolina Municipals Fund  (Class A and B)                                5,105,964
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Tennessee Municipals Fund  (Class A and B)                                     4,316,762
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance Virginia Municipals Fund  (Class A and B)                                     10,666,343
  -------------------------------------------------------------------------------------------------------------
  Eaton Vance West Virginia Municipals Fund  (Class A and B)                                 2,651,212
  -------------------------------------------------------------------------------------------------------------

EATON VANCE MUNICIPALS TRUST II

  Eaton Vance Florida Insured Municipals Fund  (Class A and B)                               3,870,798
  ------------------------------------------------------------------------------------------------------------
  Eaton Vance Hawaii Municipals Fund  (Class A and B)                                        1,846,433
  ------------------------------------------------------------------------------------------------------------
  Eaton Vance Kansas Municipals Fund  (Class A and B)                                        2,111,941
  ------------------------------------------------------------------------------------------------------------